Horizon Spin-off and Corporate Restructuring Fund

Supplement dated November 1, 2017, to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
each dated November 1, 2017.

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as of November 1, 2017, the Horizon Spin-off and Corporate Restructuring Fund (the “Horizon Fund”) is open for investment.

As previously disclosed, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Horizon Fund into the Kinetics Spin-Off and Corporate Restructuring Fund, a newly created series of Kinetics Mutual Funds, Inc.  The reorganization of the Horizon Fund is subject to approval by its shareholders.

The Trust has called a shareholder meeting at which shareholders of the Horizon Fund will be asked to consider and vote on the Plan.  Shareholders of the Horizon Fund have been provided with a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization.  The shareholder meeting has been adjourned to December 7, 2017.  If shareholders of the Horizon Fund approve the reorganization, the reorganization is expected to take effect on December 8, 2017.

Please file this Supplement with your records.